EXHIBIT 99.3 – Supplemental, Unaudited Financial Information CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)

	6 MONTHS ENDED		%
	JUNE 30,		INCREASE
	2015	2014	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$8,172	$8,451	-3.30%
Return on Average Assets	1.31%	1.38%	-5.07%
Return on Average Equity	8.66%	9.16%	-5.46%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,255,722	$1,256,205	-0.04%
Available-for-Sale Securities	497,111	512,748	-3.05%
Loans (Net)	656,518	614,347	6.86%
Allowance for Loan Losses	7,300	7,267	0.45%
Deposits and Repo Sweep Accounts	983,255	983,876	-0.06%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	151,132	150,725	0.27%
Trust Assets Under Management	833,762	824,279	1.15%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.67	$0.68	-1.47%
Net Income - Diluted	$0.67	$0.68	-1.47%
Dividends	$0.52	$0.52	0.00%
Common Book Value	$15.33	$15.19	0.92%
Tangible Common Book Value	$14.35	$14.23	0.84%
Market Value (Last Trade)	$20.55	$19.49	5.44%
Market Value / Common Book Value	134.05%	128.31%	4.47%
Market Value / Tangible Common Book Value	143.21%	136.96%	4.56%
Price Earnings Multiple (Annualized)	15.34	14.33	7.05%
Dividend Yield (Annualized)	5.06%	5.34%	-5.24%
Common Shares Outstanding, End of Period	12,196,830	12,450,005	-2.03%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.07%	14.24%	-1.19%
Nonperforming Assets / Total Assets	1.26%	1.44%	-12.50%
Allowance for Loan Losses / Total Loans	1.10%	1.17%	-5.98%
Total Risk Based Capital Ratio (a)	24.42%	27.82%	-12.22%
Tier 1 Risk Based Capital Ratio (a)	23.28%	26.48%	-12.08%
Common Equity Tier 1 Risk Based Capital Ratio (a)	23.28%
Leverage Ratio (a)	13.82%	14.07%	-1.78%

AVERAGE BALANCES
Average Assets	$1,248,904	$1,228,111	1.69%
Average Equity	$188,621	$184,470	2.25%

(a) Capital ratios for the most recent period are estimated. The Common Equity Tier 1 Risk Based Capital Ratio became applicable to the Corporation in the first quarter 2015.

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QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(In Thousands) (Unaudited)	For the Three Months Ended:
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2015	2015	2014	2014	2014	2014
Interest income	$11,186	$11,163	$11,468	$11,572	$11,563	$11,406
Interest expense	1,176	1,213	1,257	1,287	1,290	1,288
Net interest income	10,010	9,950	10,211	10,285	10,273	10,118
Provision (credit) for loan losses	221	3	123	218	446	(311)
Net interest income after provision (credit) for loan losses	9,789	9,947	10,088	10,067	9,827	10,429
Other income	3,962	3,487	3,802	3,887	3,980	3,751
Net gains on available-for-sale securities	932	74	210	760	103	31
Loss on prepayment of borrowings	910	0	0	0	0	0
Other expenses	7,964	8,464	8,250	9,036	8,347	8,524
Income before income tax provision	5,809	5,044	5,850	5,678	5,563	5,687
Income tax provision	1,452	1,229	1,482	1,411	1,400	1,399
Net income	$4,357	$3,815	$4,368	$4,267	$4,163	$4,288
Net income per share – basic	$0.36	$0.31	$0.35	$0.34	$0.33	$0.35
Net income per share – diluted	$0.36	$0.31	$0.35	$0.34	$0.33	$0.34

CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	June 30,	Mar. 31,	Dec. 31,	June 30,
	2015	2015	2014	2014
ASSETS
Cash & Due from Banks	$35,405	$36,430	$36,047	$59,948
Available-for-Sale Securities	497,111	527,814	516,807	512,748
Loans Held for Sale	192	214	0	0
Loans, Net	656,518	621,211	623,209	614,347
Intangible Assets	11,983	11,989	11,994	12,012
Other Assets	54,513	54,300	53,906	57,150
TOTAL ASSETS	$1,255,722	$1,251,958	$1,241,963	$1,256,205

LIABILITIES
Deposits	$978,449	$976,634	$967,989	$979,239
Repo Sweep Accounts	4,806	5,840	5,537	4,637
Total Deposits and Repo Sweeps	983,255	982,474	973,526	983,876
Borrowed Funds	77,916	72,988	73,060	73,201
Other Liabilities	7,578	7,393	7,015	9,955
TOTAL LIABILITIES	1,068,749	1,062,855	1,053,601	1,067,032

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding Accumulated Other Comprehensive Income/ Loss	182,887	181,437	183,002	183,757
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	4,077	7,654	5,281	5,316
Defined Benefit Plans Adjustment, Net	9	12	79	100
TOTAL SHAREHOLDERS' EQUITY	186,973	189,103	188,362	189,173
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,255,722	$1,251,958	$1,241,963	$1,256,205

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AVAILABLE-FOR-SALE SECURITIES	June 30, 2015		March 31, 2015		December 31, 2014
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$27,189	$26,871	$27,205	$27,025	$27,221	$26,676
Obligations of states and political subdivisions:
Tax-exempt	115,908	119,749	117,378	122,502	120,086	124,839
Taxable	34,872	35,135	36,861	37,417	33,637	33,878
Mortgage-backed securities	76,323	76,790	90,130	92,088	82,479	83,903
Collateralized mortgage obligations, Issued by U.S. Government agencies	231,148	230,794	238,794	240,077	239,620	238,823
Other collateralized debt obligations	34	34	34	34	34	34
Total debt securities	485,474	489,373	510,402	519,143	503,077	508,153
Marketable equity securities	5,365	7,738	5,636	8,671	5,605	8,654
Total	$490,839	$497,111	$516,038	$527,814	$508,682	$516,807

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2015	2015	2014	2014
Residential mortgage:
Residential mortgage loans - first liens	$294,978	$291,612	$291,882	$291,690
Residential mortgage loans - junior liens	21,502	20,896	21,166	22,401
Home equity lines of credit	39,140	37,049	36,629	34,633
1-4 Family residential construction	19,651	16,217	16,739	13,948
Total residential mortgage	375,271	365,774	366,416	362,672
Commercial:
Commercial loans secured by real estate	135,063	140,851	145,878	145,934
Commercial and industrial	61,427	51,563	50,157	46,778
Political subdivisions	40,908	19,479	17,534	11,617
Commercial construction and land	7,826	7,249	6,938	8,550
Loans secured by farmland	7,565	7,789	7,916	8,380
Multi-family (5 or more) residential	8,561	8,673	8,917	10,548
Agricultural loans	4,287	3,158	3,221	3,116
Other commercial loans	12,809	13,187	13,334	13,816
Total commercial	278,446	251,949	253,895	248,739
Consumer	10,101	10,622	10,234	10,203
Total	663,818	628,345	630,545	621,614
Less: allowance for loan losses	(7,300)	(7,134)	(7,336)	(7,267)
Loans, net	$656,518	$621,211	$623,209	$614,347

Loans Held for Sale
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2015	2015	2014	2014
Residential mortgage loans originated and serviced - outstanding balance	$151,324	$151,486	$152,505	$150,725
Less: outstanding balance of loans sold	(151,132)	(151,272)	(152,505)	(150,725)
Loans held for sale, net	$192	$214	$0	$0

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	Mar. 31,	June 30,	June 30,
	2015	2015	2015	2014
Balance, beginning of period	$7,134	$7,336	$7,336	$8,663
Charge-offs	(77)	(222)	(299)	(1,820)
Recoveries	22	17	39	289
Net charge-offs	(55)	(205)	(260)	(1,531)
Provision for loan losses	221	3	224	135
Balance, end of period	$7,300	$7,134	$7,300	$7,267

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(In Thousands)

	June 30,	Mar. 31,	Dec 31,	June 30,
	2015	2015	2014	2014
Impaired loans with a valuation allowance	$3,880	$4,312	$3,241	$3,804
Impaired loans without a valuation allowance	7,764	8,851	9,075	10,258
Total impaired loans	$11,644	$13,163	$12,316	$14,062

Total loans past due 30-89 days and still accruing	$3,803	$5,722	$7,121	$4,837

Nonperforming assets:
Total nonaccrual loans	$12,060	$11,944	$12,610	$13,598
Total loans past due 90 days or more and still accruing	2,529	3,086	2,843	3,050
Total nonperforming loans	14,589	15,030	15,453	16,648
Foreclosed assets held for sale (real estate)	1,223	1,583	1,189	1,419
Total nonperforming assets	$15,812	$16,613	$16,642	$18,067

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,119	$1,872	$1,807	$2,069
Nonperforming	5,216	5,252	5,388	6,038
Total TDRs	$6,335	$7,124	$7,195	$8,107

Total nonperforming loans as a % of loans	2.20%	2.39%	2.45%	2.68%
Total nonperforming assets as a % of assets	1.26%	1.33%	1.34%	1.44%
Allowance for loan losses as a % of total loans	1.10%	1.14%	1.16%	1.17%
Allowance for loan losses as a % of nonperforming loans	50.04%	47.47%	47.47%	43.65%

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Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2015	Return/	3/31/2015	Return/	6/30/2014	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$389,705	2.06%	$388,104	2.15%	$372,666	2.18%
Tax-exempt	116,421	5.33%	117,674	5.35%	123,568	5.35%
Total available-for-sale securities	506,126	2.81%	505,778	2.90%	496,234	2.97%
Interest-bearing due from banks	21,970	0.46%	26,994	0.39%	33,106	0.39%
Loans held for sale	145	8.30%	89	9.11%	282	7.11%
Loans receivable:
Taxable	592,188	5.25%	582,498	5.37%	585,593	5.54%
Tax-exempt	49,026	4.88%	41,925	5.15%	36,422	5.62%
Total loans receivable	641,214	5.22%	624,423	5.35%	622,015	5.54%
Total Earning Assets	1,169,455	4.09%	1,157,284	4.16%	1,151,637	4.29%
Cash	17,072		16,127		17,484
Unrealized gain/loss on securities	10,260		10,626		6,539
Allowance for loan losses	(7,226)		(7,391)		(8,402)
Bank premises and equipment	16,095		16,252		16,889
Intangible Asset - Core Deposit Intangible	44		50		75
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	38,065		37,135		40,965
Total Assets	$1,255,707		$1,242,025		$1,237,129

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$199,373	0.11%	$191,705	0.12%	$179,018	0.12%
Money market	196,537	0.15%	194,834	0.15%	198,753	0.15%
Savings	128,879	0.10%	127,853	0.10%	121,741	0.10%
Certificates of deposit	122,634	0.67%	122,007	0.71%	138,250	0.81%
Individual Retirement Accounts	111,765	0.41%	113,806	0.40%	120,987	0.39%
Other time deposits	1,125	0.00%	803	0.00%	1,138	0.00%
Total interest-bearing deposits	760,313	0.25%	751,008	0.26%	759,887	0.29%
Borrowed funds:
Short-term	9,185	0.22%	6,017	0.07%	4,766	0.08%
Long-term	69,211	4.01%	73,020	4.03%	73,232	4.03%
Total borrowed funds	78,396	3.57%	79,037	3.73%	77,998	3.79%
Total Interest-bearing Liabilities	838,709	0.56%	830,045	0.59%	837,885	0.62%
Demand deposits	220,839		215,019		204,664
Other liabilities	7,756		8,120		7,971
Total Liabilities	1,067,304		1,053,184		1,050,520
Stockholders' equity, excluding other comprehensive income/loss	181,683		181,944		182,258
Other comprehensive income/loss	6,720		6,897		4,351
Total Stockholders' Equity	188,403		188,841		186,609
Total Liabilities and Stockholders' Equity	$1,255,707		$1,242,025		$1,237,129
Interest Rate Spread		3.53%		3.57%		3.67%
Net Interest Income/Earning Assets		3.69%		3.74%		3.84%

Total Deposits (Interest-bearing and Demand)	$981,152		$966,027		$964,551

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2015	Return/	6/30/2014	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$388,909	2.11%	$359,239	2.20%
Tax-exempt	117,044	5.34%	124,792	5.40%
Total available-for-sale securities	505,953	2.85%	484,031	3.03%
Interest-bearing due from banks	24,468	0.42%	31,611	0.40%
Loans held for sale	117	8.62%	201	8.03%
Loans receivable:
Taxable	587,370	5.31%	590,526	5.49%
Tax-exempt	45,495	5.00%	38,033	5.72%
Total loans receivable	632,865	5.29%	628,559	5.51%
Total Earning Assets	1,163,403	4.13%	1,144,402	4.32%
Cash	16,602		16,895
Unrealized gain/loss on securities	10,442		4,656
Allowance for loan losses	(7,308)		(8,590)
Bank premises and equipment	16,173		17,085
Intangible Asset - Core Deposit Intangible	47		79
Intangible Asset - Goodwill	11,942		11,942
Other assets	37,603		41,642
Total Assets	$1,248,904		$1,228,111

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$195,560	0.11%	$179,316	0.12%
Money market	195,690	0.15%	197,183	0.14%
Savings	128,369	0.10%	120,144	0.10%
Certificates of deposit	122,322	0.69%	136,551	0.84%
Individual Retirement Accounts	112,780	0.41%	121,684	0.38%
Other time deposits	965	0.00%	976	0.00%
Total interest-bearing deposits	755,686	0.26%	755,854	0.30%
Borrowed funds:
Short-term	7,610	0.16%	7,393	0.16%
Long-term	71,105	4.02%	73,266	4.03%
Total borrowed funds	78,715	3.65%	80,659	3.68%
Total Interest-bearing Liabilities	834,401	0.58%	836,513	0.62%
Demand deposits	217,945		199,064
Other liabilities	7,937		8,064
Total Liabilities	1,060,283		1,043,641
Stockholders' equity, excluding other comprehensive income/loss	181,813		181,354
Other comprehensive income/loss	6,808		3,116
Total Stockholders' Equity	188,621		184,470
Total Liabilities and Stockholders' Equity	$1,248,904		$1,228,111
Interest Rate Spread		3.55%		3.70%
Net Interest Income/Earning Assets		3.71%		3.86%

Total Deposits (Interest-bearing and Demand)	$973,631		$954,918

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014
Service charges on deposit accounts	$1,305	$1,022	$1,314	$2,327	$2,537
Service charges and fees	123	113	134	236	261
Trust and financial management revenue	1,241	1,114	1,138	2,355	2,185
Brokerage revenue	206	219	242	425	469
Insurance commissions, fees and premiums	23	40	27	63	59
Interchange revenue from debit card transactions	500	474	517	974	970
Net gains from sales of loans	183	147	265	330	416
(Decrease) increase in fair value of servicing rights	(33)	(117)	(53)	(150)	52
Increase in cash surrender value of life insurance	102	97	91	199	179
Net loss from premises and equipment	0	0	(1)	0	(1)
Other operating income	312	378	306	690	604
Total other operating income, before realized gains on available-for-sale securities, net	$3,962	$3,487	$3,980	$7,449	$7,731

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014
Salaries and wages	$3,603	$3,487	$3,646	$7,090	$7,211
Pensions and other employee benefits	935	1,385	1,153	2,320	2,472
Occupancy expense, net	640	722	641	1,362	1,356
Furniture and equipment expense	467	454	466	921	938
FDIC Assessments	148	151	146	299	293
Pennsylvania shares tax	317	249	337	566	678
Professional fees	113	122	144	235	292
Automated teller machine and interchange expense	255	246	218	501	429
Software subscriptions	211	197	201	408	391
Other operating expense	1,275	1,451	1,395	2,726	2,811
Total noninterest expense, before loss on prepayment of borrowings	7,964	8,464	8,347	16,428	16,871
Loss on prepayment of borrowings	910	0	0	910	0
Total noninterest expense	$8,874	$8,464	$8,347	$17,338	$16,871

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